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                                                                EXHIBIT 10.21(A)



                                                     November 28, 2000

Bank One
One Bank One Plaza
14th Floor, Mail Code IL1-0088
Chicago, IL 60670-0088

Attention: April Yebd
           Fax #:  312-732-2715

                   Re:  Termination of Credit Agreement dated September 30, 1999

Reference is made to Section 2.08 (c) of the Credit Agreement dated as of September 30, 1999 (as amended and in effect on the dated hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

This notice constitutes a reduction and termination of the Commitments under the Credit Agreement, from $100,000,000.00 USD to $0 USD effective December 1, 2000. This reduction and termination notice is conditioned upon the closing and funding of the credit facility on December 1, 2000, among the undersigned, as Borrower, and Bank One, NA, as Administrative Agent, and the Lenders referenced therein.

        (A)   Current Commitments /:                             $100,000,000.00
                                 -----------------------------------------------
        (B)   Reduction and Termination, effective 12/01/00:/    $100,000,000.00
                                                             -------------------
        (C)   Total Commitments, effective 12/01/00:/                      $0.00
                                                     ---------------------------


                                      Very truly yours,

                                      Chicago Bridge & Iron Company, N.V.

                                      By:     Chicago Bridge & Iron Company B.V.
                                      Its:    Managing Director

                                      By:     /s/ Gerald M. Glenn
                                              ----------------------------------
                                      Name:   Gerald M. Glenn
                                      Title:  Managing Director